FOURTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                                  By and Among

                                 RAILTEX, INC.,

                       THE SEVERAL FINANCIAL INSTITUTIONS
                            PARTY TO THIS AGREEMENT,

                                       and

                            WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION,
                                    As Agent

                          Dated as of December 5, 1996
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                                TABLE OF CONTENTS

                                                                   Page

Section 1      Certain Defined Terms ............................    1

Section 2      Recitals .........................................    1

Section 3      Amendments .......................................    1

Section 4      Ratification of Continued Force and Effect .......    2

Section 5      Applicable Law ...................................    2

Section 6      Successors and Assigns ...........................    2

Section 7      Counterparts .....................................    2

Section 8      Effect of Waiver .................................    3

Section 9      Headings .........................................    3

Section 10     Non-Application of Chapter 15 of Texas Credit Code    3

Section 11     ENTIRE AGREEMENT .................................    3

                                       i
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                      FOURTH AMENDMENT TO CREDIT AGREEMENT

        This is the Fourth Amendment (the "Amendment") dated as of December 5, 1996 to a Credit Agreement, dated as of May 17, 1996, among Wells Fargo Bank (Texas), National Association (formerly known as First Interstate Bank of Texas, N.A.), individually and as Agent, National Bank of Canada, New York Branch, ABN Amro Bank, N.V. - Houston Agency, National City Bank, Kentucky and RailTex, Inc. (as amended, the "Agreement").

        In consideration of the following Recitals, for $10 in hand paid and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows, intending to be legally bound:

        Section 1. CERTAIN DEFINED TERMS. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

        Section 2. RECITALS. The Borrower has requested that the Banks delete
Section 3.6(f) of the Agreement relating to a bridge fee for Brazilian Acquisition Loans, charge a fee for issuing a Letter of Credit in connection with the transaction referenced to later in this sentence on a basis other than that provided in the Agreement and permit the Borrower to participate in a transaction involving the privatization of the Southern Network of Rede Ferroviaria Federal, S.A. The Agent and the Banks are so to do.

        Section 3. AMENDMENTS. The Agreement is amended as follows:

        (A) The definitions of "BRAZILIAN EQUITY," "BRAZILIAN TRANSACTION," "CONSORTIUM" and "CONSORTIUM DOCUMENTS" are amended in their entirety to read as follows:

                "BRAZILIAN EQUITY" means cash equity of up to $22,000,000 in RailTex International, which shall permit RailTex International to invest in Consortiums.

                "BRAZILIAN TRANSACTION" means RailTex International's participation in a Consortium.

                "CONSORTIUMS" means the Person or Persons formed pursuant to Consortium Documents by RailTex International, GP Capital Partners, L.P. and certain other investors, or any combination thereof, and which, pursuant to one or more agreements, (a) acquired Rede Ferroviaria Federal S.A.'s Center - Eastern Network at the June 14, 1996 privatization auction and (b) intends to acquire Rede Ferroviaria Federal S.A.'s Southern Network at a privatization auction; "CONSORTIUM" means one of the Consortiums.

                "CONSORTIUM DOCUMENTS" means constituent documents of a Consortium and any railroad operating company formed by such Consortium, whether the same is a partnership agreement, consortium agreement or other document, or any combination thereof, as well as any and all other documents and agreements to which the Borrower, RailTex International or any Affiliate of the foregoing, or
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        any combination thereof, is a party that are related, directly or indirectly, to a Brazilian Transaction.

        (B) Subsection (d) of Section 3.6 of the Agreement is amended by adding the following as the penultimate sentence thereof:

        "In respect of the Letter of Credit issued in connection with the second Brazilian Transaction involving the Southern Network, the letter of credit fee shall be one-half of one percent of the face amount of such Letter of Credit, to be shared by the Lenders in proportion to their respective Commitment Percentages."

        (C) Subsection (f) of Section 3.6 of the Agreement is deleted therefrom in its entirety and subsection (g) is relettered as subsection (f).

        (D) Subsection (a) of Section 4.6 of the Agreement is amended by deleting the reference to "19,500,000" and inserting in lieu thereof the number "22,000,000."

        (E) Subsection (d) of Section 4.6 of the Agreement is amended by adding in clause (i) the word "applicable" before the word "Consortium."

        Section 4. RATIFICATION OF CONTINUED FORCE AND EFFECT. Except as specifically amended herein, all of the terms and conditions of the Agreement and all of the Loan Documents executed in connection therewith or contemplated thereby are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Agreement, unless amended hereby or unless the context clearly required otherwise. References in the Agreement to the "Agreement," and the "Credit Agreement," "hereof," "herein" and the words of similar import shall be deemed to be references to the Agreement as amended through the Effective Date. Any reference in any Note or any other Loan Documents to the "Credit Agreement" shall be deemed to be references to the Agreement as amended through the Effective Date.

        Section 5. APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

        Section 6. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Lenders, the Agent and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders and the Agent.

        Section 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

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        Section 8. EFFECT OF WAIVER. No consent or waiver, express or implied, by any Lender or the Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

        Section 9. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 10. NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

        Section 11. ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

                                       -3-
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered effective as of December 5, 1996.

BORROWER:

RAILTEX, INC.                      Address: 4040 Broadway, Suite 200
                                            San Antonio, Texas 78209
                                            Attn:  Laura D. Davies
By: /s/ LAURA D. DAVIES                        Vice President and
    Laura D. Davies                            Chief Financial Officer
    Vice President and                      Telephone No. (210) 841-7600
    Chief Financial Officer                 Telecopy No. (210) 841-7629

AGENT:

WELLS FARGO BANK (TEXAS),          Domestic Lending Office and
NATIONAL ASSOCIATION               Eurodollar Lending Office

                                   Address: 1000 Louisiana
                                            Houston, Texas 77002
 By: /s/ BENNET D. DOUGLASS                 Attn:  Bennett D. Douglas
     Bennett D. Douglas                            Vice President
     Vice President                         Telephone No. (713) 250-1039
                                            Telecopy No.  (713) 250-7031

LENDERS:

WELLS FARGO BANK (TEXAS),         Domestic Lending Office and
NATIONAL ASSOCIATION              Eurodollar Lending Office

                                  Address: 1000 Louisiana
                                           Houston, Texas 77002
                                           Attn:  Bennett D. Douglas
By: /s/ BENNETT D. DOUGLAS                 Vice President
    Bennett D. Douglas                            Telephone No. (713) 250-1039
    Vice President                                Telecopy No.  (713) 250-7031

                                       -4-
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NATIONAL BANK OF CANADA,          Domestic Lending Office and
   NEW YORK BRANCH                Eurodollar Lending Office

                                  Address: National Bank of Canada,
                                           New York Branch
                                           125 W. 55th Street
By: /s/ LARRY L. SEARS                     New York, New York  10019
    Larry L. Sears                         Attn:  Mr. Wayne Rosen
    Group Vice President                   Telephone No. (212) 632-8568
                                           Telecopy No. (212) 632-8736

                and


                                  With a copy to:

By: /s/ DOUGLAS CLARK             National Bank of Canada
    Douglas Clark                 2121 San Jacinto, Suite 1850
    Vice President                Dallas, Texas 75201
                                  Attn:   Mr. Douglas Clark
                                  Vice President
                                  Telephone No. (214) 871-1265
                                  Telecopy No.  (214) 871-2015

ABN AMRO BANK, N.V. -
HOUSTON AGENCY
By:ABN AMRO NORTH AMERICA,        Domestic Lending Office and
   INC., as Agent                 Eurodollar Lending Office

By: /s/ LAURIE C. TUZO            Address: 3 Riverway, Suite 1700
    Laurie C. Tuzo                           Houston, Texas  77056
    Group Vice President                     Attn: Belinda Rowell
                                             Telephone No. (713) 964-3363
                      and                    Telecopy No. (713) 629-7533


By: /s/ RONALD A. MAHLE
    Ronald A. Mahle
    Group Vice President

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